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                                                              Exhibit 10.11(a)



                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of the 16th day of September, 1998 by and between UniCapital Corporation, a Delaware corporation (the "Company"), and Jonathan New ("Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Employee entered into an Employment Agreement (the "Agreement") dated May 20th, 1998; and

     WHEREAS, the parties hereto desire to amend the Agreement in the manner hereinafter set forth;

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be bound legally, hereby agree as follows:

     1.   Section 4.1 is hereby amended to read as follows:

          "4.1 SALARY. The Employee shall receive an annual salary of Three Hundred Thousand Dollars ($300,000.00) during the Term of this Agreement, and such salary shall be payable in installments consistent with the Company's normal payroll schedule commencing on either the first or fifteenth day of the month, as the case may be, following the Effective Date."


Except as otherwise provided in Section 1 hereof, all of the terms and provisions of the Agreement shall remain unchanged.

     IN WITNESS WHEREOF, the Company and Employee have caused this instrument to be executed the day and year first above written.


                                              UNICAPITAL CORPORATION:


                                              By: /s/ THEODORE J. ROJENSKI
                                                 -------------------------------

                                              Title: Chief Operating Officer
                                                    ----------------------------


                                              EMPLOYEE:

                                              /s/ JONATHAN NEW
                                              ----------------------------------
                                              Jonathan New